UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2013

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 15, 2013, Tessera Technologies, Inc. (the “Company”) sent a letter from David C. Nagel, Ph.D., chair of the nominating committee of the Company’s board of directors (the “Board”), on behalf of the Board, to Peter Feld, Managing Member of Starboard Value LP (“Starboard”), reiterating the Company’s willingness to nominate two of Starboard’s nominees to the Board.

The foregoing description is qualified in its entirety by reference to the letter from Dr. Nagel to Mr. Feld, dated March 15, 2013, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter from Dr. Nagel to Mr. Feld, dated March 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2013

TESSERA TECHNOLOGIES, INC.

By:	/S/ C. RICHARD NEELY, JR.
Name:	C. Richard Neely, Jr.
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Dr. Nagel to Mr. Feld, dated March 15, 2013